UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Amendment No. 1 to

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant x Filed by a Party other than the Registrant ¨

Check the appropriate box
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to Section 240.14a -11(c) or Section 240.14a -12

BANYAN CORPORATION
(Name of Registrant as Specified In Its Charter)

__________________________________________________________
(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒ No fee required

☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1. Title of each class of Securities to which transaction applies: Not Applicable
2. Aggregate number of Securities to which transaction applies: Not Applicable
3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): Not Applicable
4. Proposed maximum aggregate value of transaction: Not Applicable
5. Total fee paid: Not Applicable

☐ Fees paid previously with preliminary materials.

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1.	Amount Previously Paid: Not Applicable
2.	Forms, Schedule or Registration Statement No.: Not Applicable
3.	Filing Party: Not Applicable
4.	Date Filed: Not Applicable

BANYAN CORPORATION
Suite 500, 1925 Century Park East
Los Angeles, CA 90067

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO OUR SHAREHOLDERS:

          Please take notice that the annual meeting of shareholders of Banyan Corporation, an Oregon corporation, will be held at 2:00 p.m., local time, on April 10, 2006 at our offices at Suite 207, 5005 Elbow Drive S.W., Calgary, Alberta, Canada T2S2T6, for the following purposes:

1. To elect directors;

2. To approve an Amendment to the Restated Articles of Incorporation;

3. To approve an amendment to increase the total number of shares available for issuance under the 2004 Human Resources Incentive Plan and decrease in the exercise price of options thereunder;

4. To ratify new Management Agreements for our Chief Executive Officer and our President and Chief Financial Officer.

5. To ratify the appointment of Schwartz Levitsky Feldman LLP, to audit our financial statements for the year ending December 31, 2005; and,

6. To transact such other business as may properly come before the meeting or any adjournment(s) thereof.

          Shareholders of record at the close of business on March 7, 2006 are entitled to vote at the meeting. You are cordially invited to attend.

          Whether or not you expect to attend, complete, sign and return the enclosed proxy in the envelope provided as soon as possible to assure your representation at the meeting.

          Your vote is important to us.

By Order of the Board of Directors

Cory H. Gelmon, President and Secretary
March 7, 2006

BANYAN CORPORATION
Suite 500, 1925 Century Park East
Los Angeles, CA 90067

PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS

          This proxy is solicited on behalf of our Board of Directors for use at our annual meeting of shareholders. The meeting is to be held at 2:00 p.m., local time, on April 10, 2006, at our offices at Suite 207, 5005 Elbow Drive S.W., Calgary, Alberta, Canada T2S 2T6.

          You are requested and encouraged to vote by proxy. Your proxy will be voted as you specify on the proxy. Your shares will be voted "for" each of the matters to be acted upon unless otherwise specified. You may withhold authority from the proxy holders to vote "for" election of any director nominee and the other matters to be acted upon at the meeting. To withhold authority, mark the box "withhold authority," and in the case of the election of directors, strike through the name of the nominee. If you do not strike through the name your proxy will be voted "for" such nominee. You may revoke your proxy before it is voted by written notice addressed to Cory H. Gelmon, Secretary, Suite 500, 1925 Century Park East, Los Angeles, CA 90067, by issuing a later proxy, or by attending and voting in person at the meeting. Printed ballots will be available at the meeting.

          Our voting securities consist of shares of common stock, no par value (the "common stock"). Shareholders of record at the close of business on March 7, 2006 are entitled to vote at the meeting. There were 205,600,944 shares of common stock issued and outstanding on the record date. Each share has one vote on any matter to be acted upon at the meeting. A quorum for the transaction of business is one-third of the shares entitled to vote. Each matter to be acted upon at the meeting will be approved if the votes "for" are greater than the votes "against." Abstentions and "broker non-votes" are counted in determining a quorum. They are not counted "for" or "against" any matter. There are no dissenters' rights of appraisal with respect to the matters to be acted upon at the meeting.

          We will conduct this proxy solicitation primarily by mail. This proxy statement and form of proxy will be first sent or given to shareholders on or about March 20, 2006. Proxies may also be solicited personally, by mail, e-mail or telephone. We will pay the expenses of the proxy solicitation, including the cost of preparing, assembling and mailing the material. Directors, officers and regular employees may solicit proxies and will not receive additional compensation for soliciting. No specially engaged employees, representatives or other persons have been or are to be employed to solicit proxies. We will request banks and brokers to mail material to their customers who beneficially own shares held of record in nominee name and will reimburse the banks and brokers for reasonable out-of-pocket expenses.

          The matters to be acted upon at the meeting are listed in the preceding notice and more fully discussed below under the caption "Matters to be Acted Upon."

DIRECTORS AND EXECUTIVE OFFICERS; CORPORATE GOVERNANCE

Name	Age	Positions
Michael J. Gelmon	41	Chief Executive Officer and Director
Cory H. Gelmon	46	President, Chief Financial Officer, Secretary and Director
Marshall F. Wilmot	45	Chief Operating Officer

          Our Board of Directors is comprised of three directors of one class. Each director is elected to hold office until the next annual meeting of shareholders and until his successor has been elected and qualified. Presently there is a vacancy on the Board of Directors. Richard H. Doran resigned on November 1, 2005 effective September 30, 2005. The Board of Directors intends to appoint a nominee for director to fill this vacancy as soon as possible. We have been unable to identify a nominee or appointee for this vacancy since it arose given concerns about our financial condition and pending litigation.

          Officers are elected annually by the Board of Directors and hold office until successors are duly elected and qualified.

          Michael J. Gelmon and Cory H. Gelmon are brothers.

          The following is a brief account of the business experience of each director and executive officer.

          Michael J. Gelmon. Mr. Gelmon is an experienced franchising entrepreneur and executive as well as a real estate lawyer. He has been our Chief Executive Officer and a director since 2001. From 1993 through 1997, Mr. Gelmon was a founding shareholder, director, as well as head of acquisitions and real estate for Domino's Pizza of Canada Ltd., the Domino's Pizza master franchisor in Canada. He was an integral part of the team that was responsible for growing the Domino's Pizza chain to 200 stores throughout Canada. Since 1999 Mr. Gelmon has also practiced law with his brother in a law partnership, Britannia Law Firm. Mr. Gelmon received his Bachelor of Laws with honors from the University of London in 1988 and a Bachelor of Arts from the University of Calgary in 1988.

          Cory H. Gelmon. During Cory H. Gelmon’s seventeen-year career in franchising, he has been an owner, promoter, executive and a franchise lawyer. Mr. Gelmon has been our president and chief financial officer since 2001. Since 1999 Mr. Gelmon has also practiced law with his brother in a law partnership, Britannia Law Firm. From 1993 until 1997, he was chief operating officer and general counsel of Domino’s Pizza of Canada Ltd. Mr. Gelmon was largely responsible for growing the Domino's Pizza chain to 200 stores throughout Canada. He received his Bachelor of Laws with honors from the University of London in 1987 and a Bachelor of Arts from the University of Calgary in 1984.

          Marshall F. Wilmot. Effective February 1, 2006, Mr. Wilmot has overall responsibility for the day-to-day operations of our subsidiaries Chiropractic USA and Diagnostic USA. From 2001 until 2005, he held several key positions, most recently as Vice President, Marketing, in the Forzani Group, Ltd., a publicly traded company based in Calgary, Alberta. The Forzani Group is Canada’s largest sporting goods retailer with more than 500 corporate and franchised locations. For fiscal 2005, Forzani Group reported sales at retail of $1.1 billion and net profits of $21.5 million (figures are in Canadian dollars). From 1998 until 2000, Mr. Wilmot was employed by Canadian Airlines International, Ltd., most recently as the Vice President, In-flight service. He received a Masters of Business Administration from Nyenrode Universiteit in the Netherlands in 1987, and a Bachelor of Commerce with a major in Finance from the University of Calgary in 1983.

Nominating Process

          The Board of Directors identifies and evaluates any nominees for director. The board recommended the nominees on the proxy. Our criteria are that our directors should have varied, complementary backgrounds, proven leadership capabilities, experience at a high level of responsibility within their field, a grasp of the issues in business, finance, diagnostic imaging, franchising and operating chiropractic clinics, the highest personal and professional ethics, integrity and values, and commitment to the long-term interests of our shareholders. We also take into account: independence from management; education and professional background; judgment, skill, integrity and reputation; existing commitments and conflicts of interest; the size and composition of our existing Board of Directors; and, in the case of nominees for re-election, participation in meetings and any other significant contributions.

         Under our new procedures, the Board of Directors will evaluate candidates recommended by any shareholder that is the beneficial owner of shares representing more than one percent of the outstanding shares for one year or more. A shareholder making a recommendation that is the beneficial rather than record owner of shares may send a written statement from the holder of the shares verifying that the beneficial owner meets this requirement, and containing the information required under Securities and Exchange Commission rules for a proxy statement soliciting proxies for the election of the candidate. The recommendation must also be accompanied by a signed consent of the candidate to serve as a director, if nominated and elected. The board may request additional information and interview the candidate in connection with its evaluation. Recommendations should be sent to Cory H. Gelmon, Secretary, Banyan Corporation, Suite 500, 1925 Century Park East, Los Angeles, CA 90067.

Meetings of Directors

          There was no formal meeting of the Board of Directors or committees thereof in 2004. In 2005 there was one formal meeting of the Board of Directors and no committee meetings. The board acted by unanimous consent seven times in 2005. We have adopted a policy that all directors must attend the annual meeting of directors following the shareholders meeting and two-thirds of all other meetings of directors.

Shareholder Communications

          Shareholders may send communications addressed to the Board of Directors or to specified individual directors by mail addressed to Banyan Corporation, Suite 500 Century Park East, Los Angeles, CA 90067, by fax to 403-287-8804, by e-mail through our web site www.chiropracticusa.com, or to Cory H. Gelmon, Secretary, Banyan Corporation at cgelmon@chiropracticusa.net. All shareholder communications are sent directly to the board.

Codes of Ethics

          During 2004, we adopted a Code of Business Conduct and Ethics that addresses, among other things, conflicts of interest, corporate opportunities, confidentiality, fair dealing, protection and use of company assets, compliance with laws (including insider trading laws), and reporting of unethical behavior. The Code of Business Conduct and Ethics is applicable to our directors, officers and all employees.

          In addition, we have adopted a Finance Code of Ethics that requires honest and ethical business conduct, full, accurate and timely financial disclosures, compliance with all laws, rules and regulations governing our business, and prompt internal reporting of any violations of the code. The Finance Code of Ethics is applicable to our Chief Executive Officer, Chief Financial Officer, Controller (there is no Controller at this time) and all finance employees. We intend to satisfy the disclosure requirements under Item 10 of Form 8-K regarding any amendment to or waiver of the Code of Ethics with respect to our Chief Executive Officer, Chief Financial Officer, Controller, and persons performing similar functions, by posting such information on our website.

Compliance with Section 16(a) of the Exchange Act

          Our directors and executive officers failed to file on a timely basis reports required by Section 16(a), including Forms 3, 4 and 5 during the three most recent fiscal years and the year to date. With respect to Michael J. Gelmon there were ten late reports covering thirteen transactions that were not reported on a timely basis. With respect to Cory H. Gelmon, there were eleven late reports covering thirteen transactions that were not reported on a timely basis. With respect to Richard J. Doran, there were two late reports covering two transactions that were not reported on a timely basis. As of the date hereof, all reports required by Section 16(a) have been filed and are available on our web site www.chiropracticusa.net.

EXECUTIVE COMPENSATION

Summary Compensation Table

          The following table sets forth certain information about the compensation paid to management during the 2004 through 2005 fiscal years:

	Annual Compensation			Long Term Compensation
Name and principal position	Year	Salary ($)	Other annual compensation ($)	Awards	Payouts	All other compensation ($)
			Restricted stock award(s) ($)	Securities underlying options/SAR (#)	LTIP payouts ($)
Michael Gelmon Chief Executive Officer and Director	2004 2005	$150,300* $210,000	- 0 - $21,000	2,500,000 2,000,000
Cory Gelmon President, Chief Financial Officer, Secretary and Director	2004 2005	$140,893* $210,000	- 0 - $21,000	2,500,000 2,000,000

          * Includes payments for accrued and unpaid salaries in prior years.

          No bonuses were awarded in 2003, 2004 or 2005.

Employment and Other Compensation-Related Agreements with Management

         Our Management Agreements with the Gelmons, as amended, provide for payment of compensation of $240,000 per year, and a yearly bonus of ten percent of (net) operating income before income taxes, other expenses (including any management fees) and extraordinary items, of our diagnostic imaging business segment as set forth in our audited financial statements. The Management Agreements expire on December 31, 2010. Shareholders are asked to ratify the Management Agreements at the annual meeting. See Matters to be Acted upon at the Meeting – Proposal 4. Ratification of New Management Agreements.

          Our compensation agreement with Mr. Wilmot provides for a salary of $120,000 per year, an annual bonus of up to $180,000 based upon the pre-tax earnings of our diagnostic imaging business in excess of $1,700,000. For his services, we also issued 1,000,000 shares of stock and granted 5,000,000 options exercisable at $.006 per share for five years, of which 1,666,667 vest immediately and 1,666,666 will vest on the first and second anniversary of his employment.

          We retained the Gelmons’ law partnership, the Britannia Law Firm, to serve as our general counsel and special Canadian counsel particularly in the areas of franchising, mergers and acquisitions, Canadian corporate law, real estate law, and other matters. The Company pays the Britannia Law Firm a monthly retainer of $15,000.

          On February 15, 2006, Cory Gelmon and Michael Gelmon waived their annual bonuses payable with respect to our diagnostic imaging business segment for 2005 in exchange for 3,500,000 shares of common stock each.

Equity Compensation Plan Information

          On October 28, 2004 the Board of Directors adopted the 2004 Human Resources Incentive Plan (the "Incentive Plan") to provide incentive compensation to employees, directors, officers and others who serve us. The Incentive Plan provides for the granting of up to 50,000,000 options and shares to our personnel. If the proposed amendment to the 2004 Human Resources Incentive Plan is approved, the Incentive Plan will provide up to 1,000,000,000 options and shares to our personnel and the exercise price of the options outstanding as of the date hereof may, in the discretion of the plan administrator, be decreased to $.006 per share. See Matters to be Acted Upon at the Meeting – Proposal 3. Approval of Amendment to 2004 Human Resources Incentive Plan. Generally, stock options granted under the Incentive Plan are for a maximum term of ten years and unless otherwise provided in the specific award document vest and are exercisable immediately. Unless otherwise provided, the options expire within one year after termination of service or three months if termination is for cause. The Board of Directors administers the Incentive Plan. The Incentive Plan may be amended by the directors except where required by the Internal Revenue Code as to any increase in the total number of underlying shares and the class of persons eligible to receive options, or as otherwise required by any applicable law or regulation.

          The Incentive Plan supercedes all of our previous stock option plans and any ad hoc issuance of options. In connection with the adoption of the Incentive Plan, we converted the options issued to our management (including 9,000,000 options issued to the Gelmons), area developers, franchisees, employees, consultants and one investor, into options subject to the Incentive Plan. We cancelled any other outstanding options. As of the date hereof, 59, 035,000 options have been granted, including 9,035,000 granted subject to approval of the proposed amendment to the Incentive Plan.

Option Grants to Management in 2005

          Option grants to management during 2005 were as follows:

Name	Securities Underlying Options/SARs Granted (#)	Percent of Total Granted to Employees In Options/SARs Fiscal Year (1)	Exercise or Base Price (S/Sh)	Expiration Date
Michael Gelmon, Chief Executive Officer and Director	2,000,000	40%	$0.18 repriced at $.006 on 12/7/05	4/1/2010
Cory Gelmon, President, Chief Financial Officer, Secretary and Director	2,000,000	40%	$0.18 repriced at $.006 on 12/7/05	4/1/2010
Richard J. Doran, Former Director	1,000,000	20%	$0.18	11/18/05(2)

          (1) Represents all options granted to individuals during 2005 as a percentage of all options granted to employees during 2005.

          (2) The options granted to Mr. Doran expired upon his resignation as a director on November 18, 2005.

Option Exercises and Year-End Values

          The following table sets forth certain values with respect to stock options held by management at the end of 2005:

Name	Share Acquired on Exercise (#)	Value Realized	Number of Securities Underlying Unexercised Options/SAR’s at FY-end (#) Exercisable/ Unexercisable	Value of Unexercised In-the-Money Options/SAR’s at FY-end (S) Exercisable/ Unexercisable
Michael Gelmon, Chief Executive Officer and Director			6,500,000 / 0*	45,315 / 0
Cory Gelmon, President, Chief Financial Officer, Secretary and Director			6,500,000 / 0*	45,315 / 0

          *On December 7, 2005, the exercise price of all of the options granted to the Gelmons was reduced to $.006 to reflect a decline in the market price of our common stock. On February 15, 2006, the Gelmons exercised all 6,500,000 options they held in consideration for services.

          The foregoing table does not include the following options granted on February 15, 2006: 5,000,000 options granted to Marshall Wilmot, 15,000,000 options granted to Cory Gelmon, and 15,000,000 options granted to Michael Gelmon. These options are exercisable at $.006 per share prior to February 15, 2011.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

          The following table sets forth information, as of the date hereof, with respect to the beneficial ownership of our common stock by each person known to be the beneficial owner of more than five percent of the outstanding common stock, and by our three directors and executive officers, individually and as a group.

Name and Address	Numbers of Shares Beneficially Owned	%
Cory H. Gelmon 3019 Roxboro Glen Road S.W. Calgary, Alberta, Canada T2S 1T9	40,187,230(1)	18.22%
Michael J. Gelmon 7008 Kootenay Street S.W. Calgary, Alberta, Canada T2V 2M3	39,623,333(2)	17.96%
Marshall F. Wilmot 7 Snowberry Gate Calgary, Alberta, Canada T3Z 3C2	2,666,667(3)	1.29%
Dr. Brad Goldstein 8375 Twin Lake Drive Boca Raton, Florida 33496	14,285,714(4)	6.95%

Directors and Executive Officers as a group (3 persons)	82,477,229(5)	34.76%

(1)

Includes 15,000,000 immediately exercisable options, 25,123,333 shares pledged as security for a loan, and 63,897 shares owned by members of his immediate family. (see Executive Compensation and Certain Relationships and Related Transactions – Securities Purchase Agreements).

(2)

Includes 15,000,000 immediately exercisable options and 24,623,333 shares pledged as security for a loan (see Executive Compensation and Certain Relationships and Related Transactions – Securities Purchase Agreements).

(3)	Includes 1,000,000 shares held of record and 1,666,667 immediately exercisable options. See Executive Compensation—Employment and Other Compensation-Related Agreements with Management.

(4)	See Certain Relationships and Related Transactions—Premier Acquisition.

(5)	Includes 31,666,667 immediately exercisable options.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Chiropractic USA and Franchise Support Network Acquisitions

            On May 7, 2001, we acquired certain intellectual property, goodwill and other nonmonetary assets from the Gelmons.

            We purchased the Chiropractic USA development plan for our present business, the franchising of chiropractic clinics under the name Chiropractic USA from the Gelmons for 2,000,000 shares of common stock, 1,000,000 shares each. The shares were valued at the market price of $.03 per share on that date, an aggregate of $60,000. The $60,000 purchase price was allocated to goodwill.

           We also purchased all of the issued and outstanding shares of Franchise Support Network, Inc. (“FSN”) from the Gelmons, its shareholders, in exchange for 34,047,666 shares. The assets of FSN were recorded on our balance sheet at $-0-, the Gelmons’ historical cost basis, in accordance with accounting rules that apply to transfers of nonmonetary assets from promoters and controlling shareholders. FSN had no assets as of the acquisition date, had not commenced operations and expenses since inception were not material. FSN is intended as a vehicle for acquiring, operating and selling franchises in various businesses.

           On November 1, 2002, we issued to the Gelmons 24,000,000 shares for the purchase, 12,000,000 shares each. On March 18, 2005, we issued to the Gelmons the balance of 10,047,666 shares, 5,023,333 each.

           In addition, we entered into management agreements with the Gelmons. Prior to these acquisitions, we engaged unsuccessfully, under different management, in various Internet commerce businesses and the manufacture and sale of computer cases. The purpose of these acquisitions and the benefit to our shareholders was to enable us to enter into our present business using the Gelmons’ proprietary concepts and know-how, to acquire the brand name Chiropractic USA, to acquire a vehicle for other franchising business, and to engage the Gelmons as management. Another purpose was that the Gelmons acquired control of the Company through their management positions and the stock ownership they attained. The number of shares we paid the Gelmons in the acquisitions and the allocation thereof to the development plan and for the shares of FSN were arbitrarily determined to facilitate the acquisition and do not reflect the actual cost of the assets acquired from the Gelmons or the value of the assets to us for financial reporting purposes.

Acquisition of Corporate Clinics

            In September 2001, the Company entered into an agreement with Advanced Health Center, Inc. (“Advanced”) to purchase three chiropractic clinics and their operating assets for $1,150,000. The purpose of this transaction and the benefit to our shareholders was to enable us to own and operate clinics where we developed and demonstrated our franchise operating system and practices and showcased the Chiropractic USA brand.

           In June 2002, the agreement was restructured at the request of the Merrill Lynch Business Financial Services, Inc. (“MLBFS”), the lender for the acquisition. MLBFS based approval of the loan on the business experience and personal credit of the Gelmons and strength of the business and assets to be acquired. There would have been substantial complications, delays and other problems involved in approving a loan to us, a small-cap public corporation with a negative operating history. To accommodate the restructuring, the Gelmons formed a new corporation, Southern Health Care, Inc (“Southern”), wholly owned by them to act as a holding company for the business acquired from Advanced. We assigned our right to acquire the clinics to Southern in exchange for a management agreement and franchise agreements. The effects of these agreements was that Southern is treated as our consolidated subsidiary in which we have all of the financial interest and that the Gelmons have no direct pecuniary interest in Southern. In connection with our sale of the clinics to LSI Group, Inc. effective December 31, 2004, the agreements with Southern were terminated. We intend to dissolve Southern.

           On July 29, 2002, Southern completed the acquisition of Advanced. Southern acquired accounts receivable of $973,469 and furniture, fixtures and equipment of $176,531. In exchange, Southern paid the owner of Advanced, Dr. Dennis Gregory, $900,000 cash, and we issued Dr. Gregory $200,000 in promissory notes due April 30, 2005 with interest at 10% (of which $150,000 has been paid) and 277,778 shares of common stock valued at $50,000 ($.18 per share, the market price on the agreement date). Dr. Gregory is not affiliated with the Company other than through ownership of the shares issued in the acquisition.

           MLBFS provided Southern with the cash used in the acquisition under a term loan and related installment note due July 31, 2005 in the original principal amount $1,000,000 with interest at 1.4% above the prime rate. On November 16, 2004, we prepaid the entire balance of $584,930 on the installment note.

           In connection with the agreement to purchase Advanced, we issued an aggregate of 2,300,000 shares of common stock, valued at $345,000 ($.15 per share) to eight individuals for giving their personal guarantees of the term loan and installment note and as loan fees. The purpose and benefit to our shareholders of the personal guarantees was to provide MLBFS with additional recourse as an inducement to make the loan to Southern. The purpose and benefit to our shareholders from the issuance of the shares was to compensate the individuals for guaranteeing the loan as required by MLBFS. Included in the eight individuals were the Gelmons, who each received 600,000 shares as guarantors and for their agreement to indemnify the other guarantors of the loan. Richard J. Doran Jr., a former director, received 150,000 shares for his guarantee of the loan.

Loans

           Management and members of their immediate families have loaned us funds to pay our debts from time to time.

           Lloyd Parrish was a director who resigned in July 2002. As recently as April 9, 2003 he was also the beneficial owner of more than 5% of our common stock. In 2001 and prior fiscal years, Mr. Parrish loaned us more than $28,200 and we issued several promissory notes to him that were due April 30, 2005. The notes are not secured and bear simple interest at 10% per annum. As of December 31, 2005, we have a debit of $43,992 pursuant to these notes.

           During 2001, Eva Gelmon, the mother of the Gelmons, loaned us $37,500. We issued a promissory note to her due April 30, 2005. The note is not secured and bears simple interest at 10% per annum. As of December 31, 2005, we owed Eva Gelmon $71,100 pursuant to this note.

           From and after 2002, 860532 Alberta Ltd., which is owned and controlled by the Gelmons, loaned us funds. On November 16, 2004, we paid $52,451 against this debt to 860532 Alberta Ltd. As of December 31, 2004, the principal and interest due was $69,050, which was repaid on February 22, 2005. On December 1, 2004, we issued a new promissory note due January 1, 2006 with interest at 7% per annum to evidence our indebtedness to 860532 Alberta Ltd. for our obligations for prior and possible additional advances up to a maximum aggregate of $100,000. Previously the interest rate on the loan from 860532 Alberta Ltd. was 10%.

Contribution of Shares

           On August 25, 2004, Michael J. Gelmon returned 9,600,000 shares to us for cancellation. He made the contribution to reduce the number of shares issued and outstanding. The benefit to the shareholders was to make 9,600,000 shares available to us to meet our obligations to issue shares we sold to certain investors for cash and agreed to pay for services provided to us. As repayment, we issued to Mr. Gelmon 3,000,000 shares on December 3, 2004 and 6,600,000 shares on March 18, 2005.

Consulting Agreement

           On August 15, 2005 the Company entered into a Consulting Agreement with Alvin Gelmon, the father of the Company’s Chairman of the Board and Chief Executive Officer and of its President and Chief Financial Officer to consult with Chiropractic USA. The Company issued him 2,000,000 shares valued at $80,000 as consideration for services rendered and to be rendered.

Premier Acquisition

           On February 10, 2006, we completed the acquisition of Premier Health Services LLC and the other constituent entities of its diagnostic imaging business pursuant to a Stock Purchase Agreement with Dr. Goldstein. See Security Ownership of Certain Beneficial Owners and Management. Under the agreement, we paid Dr. Goldstein $2,000,000 in cash at closing plus 14,285,714 shares of our common stock. We also agreed to pay Dr. Goldstein an additional $100,000 and an amount equal to the pre-closing accounts receivable that are actually collected, once Premier’s cash flow permits these additional payments to be made.

           Dr. Goldstein entered a new one-year employment agreement with Premier effective February 10, 2006. Under this agreement, Dr. Goldstein will continue to market, develop and supervise our diagnostic imaging business and to train clients, employees and Chiropractic USA franchisees. He will earn an annual salary of $200,000 and receive a grant of stock options pursuant to our 2004 Human Resources Incentive Stock Option Plan to be determined.

           For as long as Dr. Goldstein continues to hold shares received in the transaction that are subject to restriction, Michael J. Gelmon, our Chief Executive Officer, and Cory H. Gelmon, our Chief Financial

Officer and President, have agreed that if there is an offer to purchase any of their stock in Banyan, Dr. Goldstein has the right to sell his shares on the same terms and conditions as the Gelmons.

Securities Purchase Agreements

2006 Securities Purchase Agreement. Effective February 8, 2006 (the "Closing Date"), we entered into a Securities Purchase Agreement (the “2006 Securities Purchase Agreement”) with AJW Partners, Inc., AJW Offshore, Ltd., AJW Qualified Partners, LLC and New Millennium Capital Partners II, LLC (hereinafter collectively referred to as the "Investors") and ancillary agreements (hereinafter described collectively as the "2006 Transaction Agreements"). Under the 2006 Securities Purchase Agreement, we agreed to sell the Investors a total of $3,000,000 in Callable Secured Convertible Notes (the "2006 Convertible Notes") due February 8, 2009 with 8% annual interest payable quarterly. The Investors may convert the 2006 Convertible Notes into shares at the lower of $.005 per share or 50% of the three lowest intraday trading prices during the twenty trading days prior to conversion. Based on the conversion price of $.0025 on February 15, 2006 the 2006 Convertible Notes can be converted into a minimum of 1,200,000,000 shares. Management believes that the actual conversion price may be lower, and more than the minimum number of shares may be issued when the Convertible Notes are converted.

           To date, the Investors have purchased $2,150,000 of the 2006 Convertible Notes. The 2006 Securities Purchase Agreement provides for the sale of an additional $850,000 of the 2006 Convertible Notes. On the last business day of each month beginning in March 2006 and ending in December 2006, the Investors will purchase from the Company $85,000 in 2006 Convertible Notes and Warrants to purchase 1,275,000 shares.

           We agreed to issue to the Investors for no additional cash consideration Stock Purchase Warrants (the "2006 Warrants") to purchase an aggregate of 45,000,000 shares at $.001 per share, fifteen warrants for each one dollar of 2006 Convertible Notes purchased by the Investors. 32,250,000 of the 2006 Warrants have been issued as of the date hereof. The Warrants expire February 8, 2011.

           $2,000,000 of the proceeds from the 2006 Convertible Notes were used for the Premier Acquisition — the balance of $1,000,000 will be used for working capital and for expenses. See Certain Relationships and Related Transactions – Premier Acquisition.

2004 Securities Purchase Agreement. Effective November 8, 2004 (the "Closing Date"), we entered into a Securities Purchase Agreement with the Investors and ancillary agreements (hereinafter described collectively as the "2004 Transaction Agreements"). Under the Securities Purchase Agreement, we sold the Investors a total of $3,000,000 in Callable Secured Convertible Notes (the "Convertible Notes") due November 8, 2006 with 10% annual interest payable quarterly, the first four months interest to be prepaid from proceeds of the Convertible Notes. The Investors may convert the Convertible Notes into shares at the lower of $.22 per share or 50% of the three lowest intraday trading prices during the twenty trading days prior to conversion.

           We agreed to issue to the Investors for no additional cash consideration Stock Purchase Warrants (the "2004 Warrants") to purchase one share at $.40 per share for each one dollar of Convertible Notes purchased by the Investors. The Warrants expire November 8, 2009.

           To date, the Investors have converted $1,155,162 of the 2004 Convertible Notes into 74,400,000 shares, an average of $.015 per share. Based on the conversion price of $.0025 on February 15, 2006 the remaining $1,844,830 in principal amount of 2004 Convertible Notes can be converted into a minimum of 710,000,000 shares. Management believes that the actual conversion price may be lower, and more than the minimum number of shares may be issued when the Convertible Notes are converted.

           The proceeds from the Convertible Notes were used to prepay the balance of $584,930 on a term loan and related installment note due July 31, 2005 in the original principal amount of $1,000,000 that was personally guaranteed by the Gelmons and others, and $69,000 was used to repay a loan from 860532 Alberta Ltd. that is owned by the Gelmons. See Certain Relationships and Related Transactions – Acquisition of Corporate Clinics, and Certain Relationships and Related Transactions – Loans. We also used the proceeds to repay principal and interest on other outstanding notes and accounts payable, fees, and business development purposes, including $700,000 to enter the diagnostic imaging business.

Provisions Common to the 2004 and 2006 Transaction Agreements. The Investors will be entitled to exercise the Warrants on a cashless basis if the shares of common stock underlying the Warrants are not then registered pursuant to an effective registration statement. In the event that a Selling Shareholder exercises the Warrants on a cashless basis, then we will not receive any proceeds. In addition, the exercise price of the Warrants will be adjusted in the event we issue common stock at a price below market, with the exception of any securities issued as of the date of the warrant or issued in connection with the Convertible Notes issued pursuant to the Securities Purchase Agreement. Upon the issuance of shares of common stock below the market price, the exercise price of the Warrants will be reduced accordingly. The market price is determined by averaging the last reported sale prices for our shares of common stock for the five trading days immediately preceding such issuance as set forth on our principal trading market. The exercise price shall be determined by multiplying the exercise price in effect immediately prior to the dilutive issuance by a fraction. The numerator of the fraction is equal to the sum of the number of shares outstanding immediately prior to the offering plus the quotient of the amount of consideration received by us in connection with the issuance divided by the market price in effect immediately prior to the issuance. The denominator of such fraction shall be equal to the number of shares outstanding after the dilutive issuance.

           In addition, the conversion price of the Convertible Notes and the exercise price of the Warrants will be adjusted in the event that we issue common stock at a price below the fixed conversion price, or below market price, with the exception of any securities issued in connection with the Securities Purchase Agreement. The conversion price of the Convertible Notes and the exercise price of the Warrants may be adjusted in certain circumstances such as if we pay a stock dividend, subdivide or combine outstanding shares of common stock into a greater or lesser number of shares, or take such other actions as would otherwise result in dilution of the Investors’ positions.

           Payment of the Convertible Notes is secured by all of our assets pursuant to a Security Agreement and an Intellectual Property Security Agreement.

           Pursuant to a Registration Rights Agreement we agreed to file a registration statement to register on request by the Investors the shares underlying the Notes and Warrants.

           Michael Gelmon and Cory Gelmon each entered into a Guaranty and Pledge Agreement to provide additional security for our performance of the Transaction Agreements. Michael Gelmon pledged to the Investors all the shares he now owns of record. Cory Gelmon pledged to the Investors all the shares he owns of record. See Security Ownerhship of Certain Beneficial Owners and Management.

           We will be subject to the payment of certain penalties and damages in the event we do not satisfy our obligations under the Transaction Agreements including those with respect to registration of the shares underlying the Convertible Notes and Warrants.

           None of the Investors are affiliates of the company. If all of the Convertible Notes are converted and/or if certain conversion limitations are disregarded, the Investors are the beneficial owners of 5% or more of our outstanding shares. In the event we default under the Transaction Agreements, the Investors may become the record and beneficial owners of the shares pledged by the Gelmons. The Investors have contractually agreed to restrict their ability to convert or exercise their Warrants and receive shares of our common stock such that the number of shares of common stock held by them and their affiliates after such conversion or exercise does not exceed 4.99% of the then issued and outstanding shares of common stock.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

           The following table presents fees for professional services rendered by Schwartz Levitsky Feldman LLP and GHP Horwath, P.C., formerly Gelfond Hochstadt Pangburn, P.C. (GHP), to Banyan Corporation for 2005, 2004 and 2003, respectively:

Types of Fees	Year Ended December 31, 2005	Year Ended December 31, 2004	Year Ended December 31, 2003
Audit Fees (a)	$37,000	$52,500	$83,010
Tax Fees (b)	-0-	-0-	-0-
Other Fees (c)	-0-	-0-	-0-

           To safeguard the continued independence of the independent auditors, the Board has adopted a policy that expands our existing policy preventing our independent auditors from providing services to us that are prohibited under Section 10A(g) of the Securities Exchange Act of 1934, as amended. This policy also provides that independent auditors are only permitted to provide services to the Company that have been pre-approved by the Board of Directors. Pursuant to the policy, all audit services require advance approval by the directors. All other services by the independent auditors that fall within certain designated dollar thresholds, both per engagement as well as annual aggregate, have been pre-approved under the policy. Different dollar thresholds apply to the three categories of pre-approved services specified in the policy (Audit Related services, Tax services and other services). The directors must approve all services that exceed the dollar thresholds in advance.

MATTERS TO BE ACTED UPON AT THE MEETING

Proposal 1. Election of Directors

           Our Bylaws provide for three directors. Directors are elected annually and hold office until the next annual meeting of shareholders, until their respective successors are elected and qualified or until their earlier death, resignation or removal. Presently there is a vacancy on the Board of Directors. The Board of Directors intends to appoint a nominee for director to fill this vacancy as soon as possible. We have been unable to identify a nominee or appointee for this vacancy since it arose given concerns about our financial condition and pending litigation. It is intended that the proxies solicited by our directors will be voted "for" election of the following two nominees unless otherwise specified: Michael J. Gelmon and Cory H. Gelmon. Michael J. Gelmon and Cory H. Gelmon are directors of the Company. They have been nominated by the full Board of Directors, which performs the functions of a nominating committee. For a description of the background and experience of the candidates including their principal occupations during the past five years and the name and principal business in which such occupations were carried on, and the nominating process, please refer to "Directors and Executive Officers; Corporate Governance."

Proposal 2. Approval of Amendment to Restated Articles of Incorporation with Amendments

           Our Board of Directors approved an amendment to our articles of incorporation to increase our authorized capital to five billion (5,000,000,000) shares of common stock and one billion (1,000,000,000) shares of preferred stock. The full text of the amendment is attached to this proxy statement as Exhibit A.

           Reasons for proposal. Our Board of Directors believes that the amendment is in the best interests of our shareholders and us.

           We have almost exhausted our authorized capital. On the record date we had 205,600,944 shares of common stock issued and outstanding and 187,190 shares of convertible preferred stock issued and outstanding. We believe that after the increase is approved, we will have a sufficient number of authorized shares to meet our obligations to issue additional shares and for future contingencies.

           The increase in authorized capital is required in connection with the issue of Notes and Warrants described in Certain Relationships and Related Transactions — Securities Purchase Agreements. We do not have sufficient shares authorized and available to issue upon the conversion of the Notes and the exercise of the Warrants. We are obligated to issue an estimated two billion (2,000,000,000) shares upon conversion of our outstanding Convertible Notes and the exercise of outstanding Warrants issued in connection with the securities purchase agreements. Under the Securities Purchase Agreements, we agreed to convene a meeting of the shareholders as soon as possible to increase the number of authorized shares.

           If we are unsuccessful in timely increasing our authorized number of shares of common stock, we will be in default under those agreements and could face significant adverse consequences. Those consequences include, among other things, our loss of proceeds from future sales of Notes to the Investors under the Securities Purchase Agreements and payment of substantial penalties, our need to repay in cash the convertible debentures, and/or the loss of our assets through foreclosure by the Investors of their security interests. Any of these events may have a material adverse effect on our business, operations, financial condition, and cash flow. As of the date of this proxy statement, we will be in default under our agreements with the Investors if we exhaust our authorized capital.

            We have no other specific plans to issue common stock or preferred stock.

            Interest of the Gelmons in Amendment to Restated Articles of Incorporation with Amendments

           Management does not have a direct material interest in the amendment. They have an indirect interest in the availability of shares that may be issued to them upon the exercise of the Options they hold. See Executive Compensation – Option Exercises and Year-End Values.

           Proposed changes in authorized capital. Our authorized capital is 500,000,000 shares of common stock and 100,000,000 shares of preferred stock.

           Under the Amended Restated Articles of Incorporation with Amendments, our authorized capital stock will be five billion (5,000,000,000) shares of common stock and one billion (1,000,000,000) shares of preferred stock, all no par value.

           Shares of common stock may be issued from time to time as the Board of Directors may determine. Holders of common stock will be entitled to receive such dividends as may be declared by the Board of Directors out of funds legally available therefor after the requirements with respect to preferential dividends on the preferred stock, if any, have been met, and we have complied with all other requirements and subject to any other conditions relating to the preferred stock. In the event of liquidation, holders of common stock will be entitled to a proportionate share in any distribution of our assets after the payment of liabilities and after distribution in full of preferential amounts, if any, to be distributed to holders of the preferred stock. Holders of common stock will not have preemptive rights. Each share of common stock will be entitled to one vote, and cumulative voting will not be permitted in the election of directors.

           At such time as there will be six or more directors, these directors will be elected in three classes for terms of up to three years, and vacancies that occur during the year may be filled by the Board of Directors to serve for the remainder of the full term.

           Shares of preferred stock may be issued from time to time in one or more series as may be determined by the Board of Directors. The voting powers, the preferences, the relative, participating, optional and other special rights of each such series, and the qualifications, limitations or restrictions thereof shall be established by the Board of Directors except that no holder of preferred stock shall have preemptive rights.

           A quorum for the transaction of business at any meeting of the shareholders will be one-third of the shares entitled to vote. The affirmative vote of the holders of at least a majority of the shares voted at a meeting of the shareholders at which a quorum is present will constitute shareholder approval of matters to be acted upon by the shareholders. However, in the case of a sale or other transfer of substantially all our assets, liquidation, merger, consolidation, reorganization, or similar type of extraordinary corporate transaction with a beneficial owner of 10% or more, the affirmative vote of two-thirds of the shares entitled to vote thereon will constitute approval unless such transaction is with an affiliate or subsidiary, or the transaction is approved by the affirmative vote of a majority of our continuing directors. Continuing directors will be those directors who were our directors prior to the beneficial owner of 10% or more becoming a beneficial owner or affiliate, or who are designated continuing directors prior to or at their first election as directors. Shareholders may act by written consent of a majority of the shares entitled to vote, subject to any greater voting requirements as set forth above.

           Possible anti-takeover effect. Although our Board of Directors has no current plans to use the additional shares of common stock, "blank check" preferred stock, classification of directors, cumulative voting and greater than a majority voting requirements to entrench present management, the foregoing are considered anti-takeover measures to prevent hostile takeovers attempts. To the knowledge of management, no hostile takeover attempts are presently threatened or contemplated.

Proposal 3. Approval of the Amendment to the 2004 Human Resources Incentive Plan

           On October 28, 2004 the Board of Directors adopted the Incentive Plan to provide non-cash incentive compensation to employees, directors, officers and others who serve us. The Shareholders approved the Incentive Plan on March 7, 2005. For a description of the Incentive Plan, please refer to "Executive Compensation — Equity Compensation Plan Information."

           We seek approval of an increase in the total number of shares available for issuance under the Inventive Plan to one billion (1,000,000,000). We are also seeking approval for a the reduction in the exercise price of any outstanding options to $.006, the bid price of our common stock on February 15, 2006 in the discretion of the plan administrator, which is presently our Board of Directors.

           Presently there are not enough shares issuable under the Incentive Plan to cover the issuance of shares upon exercise of outstanding options or for future grants of options and awards of stock. The price of our common stock has fallen since the Options were granted, with the result that the Options cannot provide incentive unless the holders can anticipate exercising at a sufficiently low price.

           The following table further details the options granted under the Incentive Plan for which shareholder approval is sought:

Name	Date of Grant	Number of Options	Exercise Price	Expiration Date
Michael J. Gelmon	2/15/06	15,000,000	$.006	2/11

Cory H. Gelmon	2/15/06	15,000,000	$.006	2/11

Marshall F. Wilmot	2/10/06	5,000,000*	$.006	2/11

All current Directors and Officers as a group (3 persons)		35,000,000*	$.006	2/11

Non-Executive Officer Employee Group (65 Persons)		24,035,000	$.10-25	4/06 to12/09

Total Options		59,035,000	$.005-.25	4/06 to 2/11
Pro Forma after approval		59,035,000	$.005-.25	4/06 to 2//11

            •          Includes 3,333,333 Options that are not exercisable until 2007 and thereafter.

           The United States federal income tax consequences of the issuance and exercise of options is generally as follows. The holder reports as ordinary income the discount, if any, between the fair market value and the exercise price on the exercise date. When the holder sells the underlying shares, the holder recognizes as a capital gain the difference between their sales price and the total ordinary income previously reported. If the options are treated as incentive stock options under Section 422A under the Internal Revenue Code, the holder only reports the difference between the sale price of the underlying shares and the exercise price of the options as a capital gain in the year of sale. Incentive stock option treatment requires, among other limitations, that the exercise price be equal to the fair market value on the date of grant (110% of such fair market value in the case of directors, officers and 10% shareholders).

Proposal 4. Ratification of new Management Agreements

           We propose that the shareholders ratify the new Management Agreements with Michael Gelmon, our Chief Executive Officer, and with Cory Gelmon, our President and Chief Financial Officer. For a brief account of the business experience of Messrs. Gelmon please refer to Directors and Executive Officers; Corporate Governance.

           The Board of Directors, presently consisting of Messrs. Gelmon, believes that is desirable and in our best interests to modify their compensation to reflect their additional responsibilities as a result of the acquisition of the diagnostic imaging business that increases our employees by forty-five, their recent accomplishments in obtaining $3,000,000 in financing for us, and to provide additional incentive compensation in the form of Options. All of their previous Options have been exercised.

           The new Management Agreements were approved by the Board of Directors on February 15, 2006. While they have an apparent conflict of interest and are not objective with respect to the New Management Agreements, the Board believes that they are fair and reasonable to the Corporation and comport with our Restated Articles of Incorporation and Amendments, and Oregon law pertaining to conflict of interest transactions. However, Messrs. Gelmon desire the additional certainty of shareholder approval so that enforceability of their compensation arrangements does not rest solely on their fairness and reasonableness, which may be somewhat subjective.

           The new Management Agreements increase their compensation as follows: increasing salaries by $30,000 per year from $210,000 to $240,000 retroactively to January 1, 2006; granting each of them 15,000,000 options exercisable at $.006 for five years; and reformulating their yearly bonuses to 10% of the (net) income from operations, before taxes, other expenses (including management fees), and extraordinary items of our diagnostic imaging business segment as set forth in our audited financial statements. Previously their bonuses were in an amount equal to 5% of the (net) income of our diagnostic imaging business segment. The new Management Agreements extend their employment by one year and nine months, from April 30, 2008 until December 31, 2010.

           For information concerning the Gelmons’ past compensation and Options, please refer to Executive Compensation. The full text of the form of the new Management Agreements is Exhibit C to this Proxy Statement.

Proposal 5. Ratification of the engagement of Schwartz Levitsky Feldman LLP to audit our financial statements for the year ending December 31, 2005

We propose that the shareholders ratify the engagement of Schwartz Levitsky Feldman LLP as our auditors. On February 15, 2005, the Company appointed Schwartz Levitsky Feldman LLP to audit our financial statements for the fiscal year ended December 31, 2005. Schwartz Levitsky Feldman LLP audited our financial statements for the fiscal year ended December 31, 2004. Their report was qualified in that the financial statements were prepared assuming that the Company would continue as a going concern. The report stated that the Company's net loss, stockholders deficit and working capital deficiency as of December 31, 2004 raised substantial doubt about the Company's ability to continue as a going concern. We do not anticipate that a representative of Schwartz Levitsky Feldman LLP will be present at the annual meeting.

Although a vote of shareholders is not required on this proposal, our Board of Directors is asking our shareholders to ratify the engagement.

Other Matters

           Our Board of Directors knows of no other matters to be acted upon at the meeting. However, if other matters should come before the annual meeting, it is the intention of the proxies to vote each proxy in their discretion on such matters.

ANNUAL REPORT

           Our annual report filed with the Securities and Exchange Commission on Form 10-KSB for the year ended December 31, 2004, which includes audited financial statements and financial statement schedules, is included in the proxy and deemed to be a part of the proxy soliciting material. On written request directed to Cory H. Gelmon, Secretary, Banyan Corporation, Suite 500, Century Park East, Los Angeles, CA 90067, we will furnish copies of any exhibit to the Form 10-KSB upon payment of the expenses we incur in furnishing the exhibit. All of our reports filed pursuant to the Securities Exchange Act of 1934 together with the exhibits thereto are available without charge on the database of the Securities and Exchange Commission at www.sec.gov/edgar.

SHAREHOLDER PROPOSALS FOR THE NEXT ANNUAL MEETING

           Under Rule 14a-8 of the Securities and Exchange Commission, proposals by shareholders intended for inclusion in our proxy statement and proxy for action at our next annual meeting must be received by September 30, 2006 in order to be considered for inclusion in our proxy materials. Proposals must be addressed to Cory H. Gelmon, Secretary, Banyan Corporation, Suite 500, Century Park East, Los Angeles, CA 90067. Such proposals may be included in next year's proxy materials if they comply with certain rules and regulations of the Securities and Exchange Commission governing shareholder proposals. Under Rule 14a-4 of the Securities and Exchange Commission, for all other proposals by shareholders to be timely, a shareholder's notice must be delivered to, or mailed and received at, the principal executive offices of Banyan not later than September 30, 2006. If a shareholder fails to so notify us of any such proposal prior to such date, management will be allowed to use their discretionary voting authority with respect to proxies held by management if the proposal is raised at the annual meeting, without any discussion of the matter in our proxy statement.

EXHIBIT A

BANYAN CORPORATION

AMENDMENT TO RESTATED ARTICLES OF INCORPORATION WITH AMENDMENTS

           Banyan Corporation, an Oregon corporation incorporated on June 18, 1978, hereby restates and amends Article IV, Capital Stock, Section 1. Classes and Shares Authorized of its Restated Articles of Incorporation with Amendments as follows:

ARTICLE IV

CAPITAL STOCK

           Section 1. Classes and Shares Authorized. The authorized capital stock of the corporation shall be 5,000,000,000 shares of Common Stock, no par value and 1,000,000,000 shares of Preferred Stock, no par value. No shareholder shall have preemptive rights.

— End of Amendment —

EXHIBIT B

BANYAN CORPORATION

AMENDMENT TO 2004 HUMAN RESOURCES INCENTIVE PLAN

           Banyan Corporation hereby amends Article IV of its 2004 Human Resources Incentive Plan (the “Incentive Plan”) as follows:

ARTICLE IV

STOCK SUBJECT TO INCENTIVE PLAN

           Section 4.1. Authorized Number of Shares. Subject to adjustment from time to time as provided in Section 11.1, a maximum of one billion (1,000,000,000) shares of Common Stock shall be available for issuance under this Incentive Plan.

           Section 4.2. Limitations. Subject to adjustment from time to time as provided in Section 11.1, not more than twenty million (20,000,000) shares of Common Stock may be made subject to Awards under this Incentive Plan to any individual in the aggregate in any one fiscal year of the Company, except that the Company may make additional one time grants of up to twenty million (20,000,000) shares to newly hired individuals or Optionees, such limitation to be applied in a manner consistent with the requirements of, and only to the extent required for compliance with, the exclusion from the limitation on deductibility of compensation under Section 162(m) of the Code.

           Section 4.3. Re-Use of Shares. Any Common Stock that has been made subject to an Award that cease to be subject to the Award (other than by reason of exercise or payment of the Award to the extent it is exercised for or settled in shares) and/or Common Stock subject to repurchase or forfeiture which is subsequently reacquired by the Company, shall again be available for issuance in connection with future grants of Awards under this Incentive Plan; provided, however, that for purposes of Section 4.2, any such shares shall be counted in accordance with the requirements of Section 162(m) of the Code.

            IN WITNESS WHEREOF, this Amendment to the 2004 Human Resource Incentive Plan has been adopted by the Board and approved by the Company's stockholders on February 15, 2006 and April 10, 2006, respectively.

BANYAN CORPORATION
S E A L
/s/ Michael Gelmon

Michael Gelmon, Chief Executive Officer

Attest: /s/ Cory Gelmon
             Cory Gelmon, President, Chief Financial Officer and Secretary

— End of Amendment —

EXHIBIT C

FORM OF MANAGEMENT AGREEMENT

THIS AGREEMENT made effective as of January 1, 2006.

BETWEEN:

BANYAN CORPORATION a company incorporated pursuant to the laws of the State of Oregon (the "Corporation") and _________________ ("Gelmon").

WHEREAS the Corporation and Gelmon are desirous of setting out the terms and conditions of their employment relationship:

NOW THEREFORE THIS AGREEMENT WITNESSES that the parties agree as follows:

1. MANAGEMENT

a. Gelmon represents to the Corporation that Gelmon has the required skills and experience to perform the duties and exercise the responsibilities required of a senior management executive and company director.

b. In carrying out these duties and responsibilities Gelmon shall comply with all lawful and reasonable instructions as may from time to time be given by the Board of Directors (the "Board") of the Corporation, the Corporation’s Code of Ethics and the Finance Code of Ethics.

c. In consideration of Gelmon's agreement hereto and Gelmon's performance in accordance herewith, the Corporation agrees to employ Gelmon pursuant to the terms and conditions herein contained.

d. This Agreement shall be effective on the date first above written.

2. ATTENTION TO BUSINESS. During the term of this Agreement, Gelmon shall devote full time and attention to such duties concomitant with his position, and shall faithfully and diligently serve and endeavor to further the interests of the Corporation.

3. HOURS OF WORK/PLACE OF WORK. Gelmon is retained on a full time basis for the Corporation, and will dedicate all of his working time to the Corporation at the Corporation’s office in Calgary and/or such other locations as the needs of the Corporation may require from time to time.

4. DUTIES.

Gelmon shall:

a. Act as an officer of the Corporation with such titles as may be given by the Board of Directors, and as such will conduct himself in manner consistent with the position;

b. Manage and supervise the day to day operations of the Corporation and its subsidiaries, by delegation or otherwise;

c. Actively review and assess new business opportunities including both start up businesses as well as acquisitions;

d. Formulate strategies for corporate financing and fund raising as the case may be;

e. Institute and prosecute, in the name of the Corporation and on its behalf, legal actions for any matters which he deems appropriate to be in the best interests of the Corporation;

f. Direct the defense of any litigation or other dispute involving the Corporation as well as negotiating any settlements that may be in the best interests of the Corporation;

g. Oversee the administration of the business, including the overseeing of all accounting functions;

h. Retain employees, lawyers, auditors, advertising agencies and consultants as may be required from time to time for the proper operation and maintenance of the Corporation.

5. EXPENDITURE OF CORPORATION FUNDS

Gelmon is authorized to take all reasonable actions needed to carry out responsibilities under this Agreement and manage the Corporation in a manner advantageous to the Corporation, subject to the limitations as herein contained.

6. CONFIDENTIAL INFORMATION

a. Gelmon acknowledges that in consideration of his relationship with the Corporation, Gelmon will acquire knowledge and/or information about certain matters and things that are confidential to the Corporation, whether in the course of or incidental to Gelmon's duties hereunder, and which knowledge or information is the exclusive property of the Corporation.

b. Gelmon acknowledges that such knowledge and/or information could be used to the detriment of the Corporation. Accordingly, Gelmon hereby agrees to treat, in strictest confidence, all such knowledge and/or information and agrees not to disclose or authorize disclosure of knowledge or information to any third party either during or after the term of this Agreement, other than as required in the ordinary course of business.

c. Gelmon acknowledges that, without prejudice to any and all rights of the Corporation, an injunction is the only effective remedy to protect the Corporation's rights and property as set out herein.

d. Gelmon agrees that all records, files, drawings, tapes, documents, tools, equipment and the like relating to the business, work or investigations of the Corporation and prepared, used or possessed by Gelmon, or under Gelmon's control, during the term of this Agreement shall be and remain the sole and exclusive property of the Corporation.

e. Prior to the termination of this Agreement, Gelmon agrees to deliver promptly to the Corporation all such records, files, drawings, tapes, documents, plans, tools and equipment.

f. Gelmon represents that he has no agreement with or obligation to others in conflict with his obligations under this Agreement.

g. The Corporation acknowledges that Gelmon will continue to be engaged in other businesses in addition to that of the Corporation.

7. REMUNERATION.

In consideration of Gelmon's undertaking and the performance of the obligations contained herein, subject to the provisions contained in paragraph 3 above, the Corporation shall: pay Gelmon a salary of $240,000 per annum; grant fifteen million (15,000,000) options pursuant to the Corporation’s 2004 Human Resources Incentive Plan Exercisable at $.006 per share, on or before February 15, 2011; pay an annual bonus payable of 10% of the (net) income from operations before taxes and other expenses (including, but not limited to management fees) and extraordinary items of the Corporation’s diagnostic imaging business segment as set forth in the Corporation’s audited financial statements; and reimburse any expenses incurred pursuant to Gelmon's employment in accordance with the Corporation's established policies and procedures.

8. TERM AND TERMINATION

a. The term of this agreement is for a period of five years, commencing on the date first above written and expiring on December 31, 2010.

b. This Agreement may be terminated in the following manner in the following circumstances as determined from time to time:

i. By the Board of Directors of the Corporation, at its option, for cause, including:

(1) material breach of any of the provisions of this Agreement by Gelmon;

(2) conviction of Gelmon of a criminal offence;

(3) commingling of corporate funds with personal funds or misuse of property of the Corporation;

(4) substance abuse;

(5) moral turpitude;

(6) the absence of Gelmon from the performance of his duties for any reason, other than for authorized vacation and approved sick or personal leave; and,

(7) violation of the Code of Ethics, the Finance Code of Ethics, other rules of the Corporation, or instructions of the Board of Directors, unless such exception shall have been waived in writing.

ii. By Gelmon, at his option, for cause, including any material breach of this Agreement by the Corporation.

Any failure by the Corporation to exercise its option to terminate this Agreement pursuant to this subparagraph shall not be deemed to be a waiver of, or prevent the Corporation from exercising such option at any subsequent time.

9. SEVERABILITY. In the event that a court of competent jurisdiction hereof shall deem any provision herein or part void or invalid, the remaining provisions, or parts hereof, shall be and remain in full force and effect.

10. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement between the parties hereto with respect to the employment of Gelmon. Any and all previous agreements, written or oral, express or implied between the parties hereto or on their behalf relating to the employment of Gelmon and the Corporation are hereby terminated and cancelled, and each of the parties hereto hereby releases and forever discharges the other of and from all manner of actions, causes of action, claims and demands whatsoever under or in respect of any such agreement.

11. AMENDMENT. This Agreement may be altered, modified or amended only by a written instrument, duly executed by both parties and stating that the alteration, modification or amendment is an addition to and subject to this Agreement.

12. NON-MERGER. Notwithstanding any other provision in this Agreement to the contrary, the provisions of paragraph 6 hereof shall survive termination of this Agreement and shall not merge therewith.

13. NOTICES

a. Any notice required or permitted to be given to Gelmon shall be sufficiently given if delivered to Gelmon personally or if mailed by registered mail to Gelmon's address last known to the Corporation.

b. Any notice required or permitted to be given to the Corporation shall be sufficiently given if delivered to or mailed by registered mail to the Corporation at its registered office.

Any notice given pursuant to and in accordance with this paragraph shall be deemed to be received by the recipient on the third business day after mailing, if sent by registered mail, and on the day of delivery, if delivered.

14. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Oregon.

IN WITNESS WHEREOF the parties have executed this Agreement on February 15, 2006, effective as of the date first above written.

BANYAN CORPORATION By /s/ Authorized Officer GELMON

-End of Form of Management Agreement-

BANYAN CORPORATION
Suite 500, 1925 Century Park East
Los Angeles, CA 90067

Audit Committee Report

          The full Board of Directors of Banyan Corporation, discharging the duties of an audit committee of the Board of Directors, discussed with the independent auditors of Banyan Corporation all matters required to be discussed by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, as amended, "Communication with Audit Committees." Prior to the inclusion and filing with the Securities and Exchange Commission of the consolidated audited financial statements in Banyan Corporation's annual report on Form 10-KSB for the year ended December 31, 2004, the Board of Directors discussed with management and reviewed Banyan Corporation's consolidated audited financial statements. In addition, the Board of Directors obtained from the independent auditors a formal written statement indicating that no relationships exist between the auditors and Banyan Corporation that might bear on the auditors' independence consistent with Independence Standards Board Standard No. 1, "Independent Discussions with Audit Committees," discerned from discussions with the auditors that no relationships exist that may impact their objectivity and independence and satisfied itself as to the auditors' independence. Prior to the filing of the Form 10-KSB with the Securities and Exchange Commission, and based on the review and discussions referenced above, the Board of Directors recommended that the audited financial statements be included in the Form 10-KSB.

Respectfully submitted,

Board of Directors of Banyan Corporation
/s/ Michael J. Gelmon
/s/ Cory H. Gelmon
March 7, 2006

BANYAN CORPORATION
PROXY FOR 2006 ANNUAL MEETING OF SHAREHOLDERS
SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

          The undersigned shareholder of Banyan Corporation (the "Company") hereby constitutes and appoints Michael J. Gelmon and Cory H. Gelmon, jointly and severally, with power of substitution, as proxies (the "Proxies") to represent the undersigned at the annual meeting of shareholders of the Company to be held at 2:00 p.m., local time, on April 10, 2006, at the Company's offices, Suite 207, 5005 Elbow Drive S. W., Calgary, Alberta, Canada T2S 2T6 and at any adjournment(s) thereof (the "Meeting"), and to vote the number of shares the undersigned would be entitled to vote if present in person as specified on the following matters and otherwise in their discretion.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL DIRECTOR NOMINEES
AND FOR THE APPROVAL OF PROPOSALS 2, 3, 4 AND 5.

1. To elect three directors to the Company's Board of Directors as follows:

[           ] FOR all nominees listed below, except ¨ WITHHOLD AUTHORITY as to

Michael J. Gelmon                               Cory H. Gelmon

Note: To withhold authority to vote for a nominee, strike out the nominee's name. If you do not strike out the name your proxy will be voted "for" each nominee above.

2. To approve the Amendment to the Restated Articles of Incorporation with Amendments.

[           ] FOR approval               [           ] AGAINST approval              [           ] ABSTAIN

3. To approve the Amendment to the 2004 Human Resources Incentive Plan and options issued thereunder.

[           ] FOR approval               [           ] AGAINST approval              [           ] ABSTAIN

4. To ratify the new Management Agreements.

[           ] FOR approval               [           ] AGAINST approval              [           ] ABSTAIN

5. To ratify the engagement of Schwartz Levitsky Feldman LLP to audit our financial statements for the year ending December 31, 2005.

[           ] FOR approval               [           ] AGAINST approval              [           ] ABSTAIN

THIS PROXY WILL BE VOTED AS SPECIFIED ABOVE. YOU MAY REVOKE THE PROXY
BEFORE IT IS VOTED BY WRITTEN NOTICE TO THE SECRETARY OF THE COMPANY, BY
ISSUING A LATER PROXY, OR BY VOTING IN PERSON AT THE ANNUAL MEETING.

          Please mark, date, sign and return this proxy as soon as possible in the enclosed envelope. For a corporation, limited liability company, partnership, attorney-in-fact, executor, administrator, trustee, guardian and the like, please indicate the capacity in which you are authorized to vote on behalf of the other person or entity, as the case may be. For joint tenants, both should please sign.

Please sign below

X___________________________________

Please indicate signature capacity below
                               -Or-
Other joint tenant please sign below

X___________________________________

Please date: __________________

¨ PLEASE CHECK IF YOU PLAN TO ATTEND THE MEETING.